UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

CREATD, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices, including zip code)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2021, the Board of Directors (the “Board”) of Creatd, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved and authorized certain compensation arrangements with Jeremy Frommer, Co-Chief Executive Officer; Laurie Weisberg, Co-Chief Executive Officer; Justin Maury, President; and Chelsea Pullano, Chief Financial Officer (collectively, the “Compensation Arrangements”).

The Compensation Arrangements consist of both base salary and option awards as follows:

•	for Mr. Frommer: (i) annual base salary of $500,000, effective retroactive to October 1, 2021; (ii) 121,000 options, having a strike price of $5.00 per share, vesting immediately; and (iii) 121,000 options, having a strike price of $5.00 per share, to vest upon the achievement of certain metrics during the course of the 2022 fiscal year, to be set by the Board by not later than December 31, 2021;

•	for Ms. Weisberg: (i) annual base salary of $475,000, effective retroactive to October 1, 2021; (ii) 121,000 options, having a strike price of $5.00 per share, vesting immediately; and (iii) 121,000 options, having a strike price of $5.00 per share, to vest upon the achievement of certain metrics during the course of the 2022 fiscal year, to be set by the Board by not later than December 31, 2021;

•	for Mr. Maury: (i) annual base salary of $475,000, effective retroactive to October 1, 2021; (ii) 81,000 options, having a strike price of $5.00 per share, vesting immediately; and (iii) 81,000 options, having a strike price of $5.00 per share, to vest upon the achievement of certain metrics during the course of the 2022 fiscal year, to be set by the Board by not later than December 31, 2021; and

•	for Ms. Pullano: (i) annual base salary of $250,000, effective retroactive to October 1, 2021; (ii) 37,000 options, having a strike price of $5.00 per share, vesting immediately; and (iii) 37,000 options, having a strike price of $5.00 per share, to vest upon the achievement of certain metrics during the course of the 2022 fiscal year, to be set by the Board by not later than December 31, 2021.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: October 29, 2021	By:	/s/ Jeremy Frommer
Jeremy Frommer
Co-Chief Executive Officer

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